Variable Funds Trust	|	Equity	|	4.29.2016

Guggenheim Variable Funds Trust Summary Prospectus
April 29, 2016, as supplemented May 20, 2016

Series Name
Series Y	(StylePlus—Large Growth Series)

Before you invest, you may wish to review the Series’ Prospectus, which contains more information about the Series and its risks. You may obtain the Prospectus and other information about the Series, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com.
The Series’ Prospectus and SAI, each dated April 29, 2016, as supplemented from time to time, and the Series’ most recent shareholder reports, are incorporated by reference into this Summary Prospectus.
Shares of the Series are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies. The availability of the Series as investment options may vary by contract or policy and jurisdiction. Each contract and policy involves fees and expenses not described in the Series’ Prospectus. The Series’ Prospectus should be read in conjunction with the applicable contract or policy prospectus. Please read both prospectuses and retain them for future reference.

SUMVTLCCG-0416x0417	guggenheiminvestments.com

Series Y (StylePlus—Large Growth Series)

INVESTMENT OBJECTIVE
Series Y seeks long-term growth of capital.
FEES AND EXPENSES OF THE SERIES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with variable annuity contracts or variable life insurance policies offered by participating insurance companies. If such expenses and charges were reflected, the overall expenses would be higher. For more information on these expenses and charges, please refer to your contract or policy prospectus.

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.06%
Total Annual Operating Expenses[1]	1.21%
1 The Total Annual Operating Expenses in this table may not correlate to the expense ratios in the Series' financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Series and do not include Acquired Fund Fees and Expenses incurred by the Series through its investments in underlying investment companies.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect expenses and charges of any variable annuity contract or variable life insurance policy, which if reflected would increase expenses.
The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466
PORTFOLIO TURNOVER
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 65% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Series Y seeks to exceed the total return of the Russell 1000 Growth Index (the “Index”). The Series pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Series will usually also invest in fixed-income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2016, the Index consisted of securities of companies with market capitalizations that ranged from $171 million to $597.1 billion.
Equity securities in which the Series may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Series may invest include options, futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts (some of these instruments may

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be traded in the over-the-counter market). Fixed-income securities and other securities in which the Series may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations ("CDOs"), collateralized loan obligations ("CLOs") and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Series may invest in securities listed, traded or dealt in other countries. The Series may hold securities of any duration or maturity. Fixed-income securities in which the Series may invest may pay fixed or variable rates of interest. The Series may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Series may, consistent with its status as a non-diversified mutual fund, focus its investments in a limited number of issuers.
Allocation decisions within the asset categories are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Series, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Series’ investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index. Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Series’ portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Series invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities.  The Series invests in these investment companies to seek a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly in similar securities. Investments by the Series in these investment companies significantly increase the Series' exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Series to the risks of these asset categories and decreases in the value of these investments may cause the Series to deviate from its investment objective.
Under adverse, unstable or abnormal market conditions, the Series could invest some or all of its assets in cash, derivatives, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Series may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Series' investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the

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disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Series invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Series’ investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Series makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Series is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Series, the Series may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Series will decrease.
Credit Risk—The Series could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument.
Depositary Receipt Risk—The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and Global Depositary Receipts ("GDRs") in the Series’ portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Series’ portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Series invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Series invests.
Swap Agreements Risk—Swap agreements are contracts among the Series and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures

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contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Series or its Investment Manager, thus limiting the ability to implement the Series’ strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Series’ NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Series or its Investment Manager, thus limiting the ability to implement the Series’ strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than other investments. The prices of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. A decline in the value of equity securities held by the Series will adversely affect the value of your investment in the Series. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as "junk bonds") may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Series' performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investments in Loans Risk—Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Series’ investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Series is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Series to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Series as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long

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settlement periods, thus potentially limiting the ability of the Series to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Large-Capitalization Securities Risk—The Series is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.
Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Series to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.
Market Risk—The value of, or income generated by, the securities held by the Series may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.
Non-Diversification Risk—The Series is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Series is more susceptible to risks associated with those issuers and the Series may experience greater losses and volatility than a more diversified portfolio.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities. These securities generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives and other transactions). These may impact the investment strategies, performance, costs and operations of the Series.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of cash.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Series by showing the Series’ share performance from year to year and average annual returns for the one, five, and ten year periods compared to

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those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.
The performance figures do not reflect expenses and charges associated with variable annuity contracts and variable life insurance policies that offer the Series as an underlying investment option, and, if such expenses and charges were reflected, the performance figures would be lower.
Effective April 30, 2013, certain changes were made to the Series’ principal investment strategies.

Highest Quarter Return		Lowest Quarter Return
Q3 2009	16.26%	Q4 2008	-20.10%
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Series Y	5.49%	10.56%	5.01%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	5.67%	13.53%	8.53%
MANAGEMENT OF THE SERIES
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Series. Farhan Sharaff, Jayson B. Flowers, Scott Hammond and Qi Yan are primarily responsible for the day-to-day management of the Series. Each holds the title of Portfolio Manager with the Investment Manager. Messrs. Sharaff, Flowers and Hammond have co-managed the Series since 2013, and Mr. Yan has co-managed the Series since April 2016.
PURCHASE AND SALE OF SERIES’ SHARES
Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance policies and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information on the allocation of premiums and transfers of accumulated value.
TAX INFORMATION
Shares of the Series are owned by the insurance companies offering the variable annuity contract or variable life insurance policy. Please see the prospectus for the variable annuity contract or variable life insurance policy for information regarding the federal income tax treatment of the annuity contract or insurance policy.

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PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Series shares through a broker/dealer, financial representative or other financial intermediary, the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity contract or variable life insurance policy and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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